                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 24, 1997
                        (Date of earliest event reported)

                              LIDAK PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

         0-18734                                     33-0314804
(Commission File Number)                           (IRS Employer
                                                Identification No.)

           11077 North Torrey Pines Road, La Jolla, California 92037
               (Address of principal executive offices) (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)

Item 5.  OTHER EVENTS

      The registrant incorporates by reference herein the press release dated June 24, 1997, attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              (i) Exhibit 99 -- Press Release dated June 24, 1997.


                             SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             LIDAK PHARMACEUTICALS

Date:  June 27, 1997    By:/s/David H. Katz
                               ------------------------------
                               David H. Katz, M.D.
                               President and Chief Executive Officer